SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549
                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
     1934

       Date of Report (Date of earliest event reported): August 2, 2004
                                                         --------------

CASINO ENTERTAINMENT TELEVISION INCORPORATED
                     (formerly Reservenet Incorporated)
                           -----------------------
             (Exact name of registrant as specified in its charter)


               DELAWARE               333-68312             94-3381088
         -----------------------     -----------            ----------
     (State or other jurisdiction    (Commission          (IRS Employer
        of incorporation)            File Number)      Identification No.)

   2 Cross Brook Road Livingston, New Jersey 07039         973-992-9140
------------------------------------------------------     ------------
        Address of principal executive offices)             (Telephone)


Item 1. Change of Control of the Registrant

On July 31, 2004, the Company's Board of Directors determined that the Company will no longer pursue the former business strategy of Reservenet Incorporated and will now focus exclusively on the business of recently acquired Gateway Entertainment Group ("GET"). The Company intends to become a media company targeting the Gaming Lifestyle Market ("GLM") and covering gambling entertainment, news and information.

Pursuant to the terms and conditions of the Share Exchange Agreement between the Company and GET, dated April 30, 2004, Daniel Regidor, the Company's largest shareholder and member of its Board of Directors, cancelled 28,800,000 of his 28,800,000 common shares in the Company, leaving him with a total of zero (0) shares.

Set forth below is the present listing of shareholdings, subsequent to the recent cancellation of shares by Mr. Regidor:

Shareholder           # of Shares
Name                     Owned             %
-----------          -------------      -------
Lawrence H. Smith      15,080,016        30.2%

Stephen B. Lasser      10,400,016        20.8%

Bianca Pino               519,984         1.0%

Other Shareholders (1) 24,000,000        48.0%
                     ------------       -------
TOTAL                  50,000,016       100.0%
                     ------------       -------

(1) Approximately 35 "non-affiliate" shareholders.

CET has no assets and is a start up, development-stage company without current operations. It intends to become a media company targeting the Gaming Lifestyle Market (GLM) and covering gambling entertainment, news and information. Gateway will be headquartered in Las Vegas, Nevada and intends to establish affiliates worldwide to provide continuously updated content 24 hours a day, seven days a week.

Item 6. Resignation of Registrant's Directors

As a result of the actions set forth in Item 1 above, Mr. Regidor also resigned his position as a member of the Board, effective as of July 31, 2004. The number of Directors remains at three, with Stephen Lasser and Lawrence Smith presently serving as the Directors of the Company, leaving one vacant seat on the Board.

Mr. Regidor's resignation was amicable and not a result of any disagreement or misunderstanding with the Company or any of its officers/directors.

Exhibits.

None.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CASINO ENTERTAINMENT TELEVISION
INCORPORATED
                                         -----------------------
                                         (Registrant)

         Date:  August 2, 2004            /s/Stephen Lasser
                                         -------------------
                                             Stephen Lasser, President, CFO
                                             Chairman of the Board

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